MONEY MARKET FUND

(various photos demonstrating service and guidance, professional management and goals)

DELAWARE CASH RESERVE


service and guidance

professional management

goals


1998
ANNUAL
REPORT


(logo here)

A TRADITION OF SOUND INVESTING


commitment

A Commitment To Our Investors


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.

        Delaware manages more than $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

(photo of keyboard)

(photo of illustration from Money Market Brochure)

DELAWARE CASH RESERVE OBJECTIVE


To provide maximum current income while preserving principal and maintaining liquidity.


YOUR FUND'S PORTFOLIO MANAGER

CYNTHIA I. ISOM HOLDS A BACHELOR'S DEGREE FROM VASSAR COLLEGE. AFTER EIGHT YEARS IN THE SECURITIES BUSINESS, SHE JOINED DELAWARE IN 1985 AS A TRADER OF MONEY MARKET, HIGH QUALITY CORPORATE AND U.S. TREASURY SECURITIES. SHE PREVIOUSLY WORKED FOR MERRILL LYNCH IN INSTITUTIONAL SALES.


(photo of Cynthia I. Isom
CYNTHIA I. ISOM
Vice President/Portfolio Manager)

money market

April 17, 1998


                                                                     for current
                                                                        income
                                                                          1

Dear Shareholder:

DURING THE 12 MONTHS ENDED March 31, 1998, Delaware Cash Reserve provided a total return of 4.88% (Class A shares with dividends reinvested). This handily beat inflation as shown below.*

        Unemployment fell to its lowest level in a generation and we were concerned that wage pressures and increased consumer confidence would be precursors to higher inflation. However, the Fed's monetary policy during fiscal 1998 helped keep both consumer and producer price increases modest.

        U.S. fixed income markets during fiscal 1998 were characterized by a contracting yield curve, meaning the difference between long-term and short-term interest rates steadily narrowed.

        This trend benefited money market investors since securities maturing in 90 days or less provided much of the same yield as longer term bonds, but with much less potential price risk.

        On page 2, Cynthia I. Isom explains Delaware Cash Reserve's portfolio positioning during fiscal 1998's low interest rate environment. Ms. Isom was named portfolio manager of Delaware Cash Reserve on April 16, 1998. She has been a trader of fixed-income securities at Delaware for more than a decade, and prior to her promotion assisted Gary A. Reed, your Fund's former manager. Mr. Reed now focuses on managing high quality, long-term taxable bond portfolios for Delaware's growing stable of retail mutual funds and institutional accounts.

        Delaware Cash Reserve continues to invest in high quality money market securities while striving to maximize income, preserve principal and maintain liquidity. We are pleased to report that we have consistently achieved our objectives and during the past year maintained a yield more than three times the rate of inflation. This helped not only preserve but modestly increase the purchasing power of your investment dollars.

Sincerely,

/s/ Wayne A. Stork

WAYNE A. STORK
Chairman

/s/ Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


TOTAL RETURN
APRIL 1, 1997 TO MARCH 31, 1998
--------------------------------------------------------------------------------
Delaware Cash Reserve A Class*                                 +4.88%
U.S. Consumer Price Index                                      +1.40%
Lipper Money Fund Average (308 Funds)                          +4.96%
--------------------------------------------------------------------------------
All fund performance shown above assumes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. Performance and yield of other Fund classes, shown on page 3, varies due to different expenses.
*The seven-day yield as of March 31, 1998 was 4.67%.

for current
  income
    2

Portfolio Manager's Review


INVESTOR CONCERN REGARDING HIGHER interest rates faded in the past year as the economic crisis in Asia unfolded and domestic consumer prices remained flat. We believe this prompted the Federal Reserve Board to maintain its interest rate target at relatively low levels during fiscal 1998. This policy was confirmed at the Fed's meeting on March 31, 1998.

        In a low interest rate environment we sought to uphold the Fund's yield by increasing the allocation to commercial paper, from approximately 55% at mid-year to 69.7% at year's end. Commercial paper is short-term debt obligation issued by corporations and banks and comprises the largest share of all short-term debt instruments issued.

        In seeking to maximize income, we carefully monitor the credit quality of the Fund's investments in commercial paper. We only purchase money market instruments with a rating of A1 or P1 - the highest credit ratings by Standard & Poor's or Moody's Investors Service - two of the best known independent bond rating agencies.

        The average effective maturity of the Fund has been kept within a range of 45 to 55 days during fiscal 1998 and stood at 47 days at year's end. While the Securities and Exchange Commission (SEC) permits money market Funds to have a maturity as long as 90 days, we believe it was prudent to stay within a two month maturity. In the prevailing market, we felt longer-term securities did not offer significant additional yield, so there was minimal marginal return for the additional risk of owning securities with longer maturities.

        Despite robust new home sales and growth in Americans' individual income
- signs that have traditionally sparked inflation - the Fed has expressed concern that the full impact of Asia's financial crises has yet to be felt in the U.S. Turmoil along the Pacific Rim - including Japan - may have further impact on the U.S. economy, and we believe the Fed will be reluctant to raise interest rates during the summer.

        In the meantime, we are keeping a watchful eye on consumer and producer price increases to gauge their potential effect on markets, monetary policy and your Fund's yield during the coming year.

CYNTHIA I. ISOM
Vice President/Portfolio Manager

April 17, 1998


IN A LOW INTEREST RATE ENVIRONMENT WE SOUGHT TO UPHOLD THE FUND'S YIELD BY INCREASING THE ALLOCATION TO COMMERCIAL PAPER, FROM APPROXIMATELY 55% AT MID-YEAR TO 69.7% AT YEAR'S END.


PORTFOLIO COMPOSITION
----------------------------
AS OF MARCH 31, 1998

Commercial Paper 69.7%

Short-Term Time Deposits 12.0%

Certificates of Deposit 8.7%

Floating Rate Notes 8.3%

Other 1.3%
                                                                     for current
                                                                        income
                                                                          3
Performance Summary


DELAWARE CASH RESERVE'S
YIELD ADVANTAGE OVER INFLATION
-------------------------------
MARCH 31, 1993 TO MARCH 31, 1998






             DELAWARE
               CASH
          RESERVE A CLASS    CONSUMER PRICE
               YIELD             INDEX
               -----             -----
3/31/93        2.32%             3.10%
4/30/93        2.14%             3.20%
5/31/93        2.20%             3.20%
6/30/93        2.26%             3.00%
7/31/93        2.26%             2.80%
8/31/93        2.24%             2.80%
9/30/93        2.23%             2.70%
10/31/93       2.23%             2.80%
11/30/93       2.26%             2.70%
12/31/93       2.29%             2.70%
1/31/94        2.27%             2.50%
2/28/94        2.36%             2.50%
3/31/94        2.50%             2.50%
4/30/94        2.72%             2.40%
5/31/94        3.08%             2.30%
6/30/94        3.17%             2.50%
7/31/94        3.44%             2.80%
8/31/94        3.62%             2.90%
9/30/94        3.89%             3.00%
10/31/94       4.01%             2.60%
11/30/94       4.45%             2.70%
12/31/94       4.88%             2.70%
1/31/95        4.85%             2.80%
2/28/95        5.09%             2.90%
3/31/95        5.13%             2.90%
4/30/95        5.17%             3.10%
5/31/95        5.20%             3.20%
6/30/95        5.13%             3.00%
7/31/95        5.03%             2.80%
8/31/95        4.93%             2.60%
9/30/95        4.91%             2.50%
10/31/95       4.88%             2.80%
11/30/95       4.92%             2.60%
12/31/95       4.82%             2.50%
1/31/96        4.70%             2.70%
2/28/96        4.47%             2.70%
3/31/96        4.49%             2.80%
4/30/96        4.44%             2.90%
5/31/96        4.45%             2.90%
6/30/96        4.53%             2.80%
7/31/96        4.58%             3.00%
8/31/96        4.55%             2.90%
9/30/96        4.59%             3.00%
10/31/96       4.55%             3.00%
11/30/96       4.58%             3.30%
12/31/96       4.61%             3.30%
1/31/97        4.57%             3.00%
2/28/97        4.53%             3.00%
3/31/97        4.69%             2.80%
4/30/97        4.76%             2.50%
5/31/97        4.80%             2.20%
6/30/97        4.85%             2.30%
7/31/97        4.87%             2.20%
8/31/97        4.85%             2.20%
9/30/97        4.87%             2.20%
10/31/97       4.72%             2.10%
11/30/97       4.78%             1.80%
12/31/97       4.79%             1.70%
1/31/98        4.74%             1.60%
2/28/98        4.73%             1.40%
3/31/98        4.67%             1.40%

Past performance is not a guarantee of future results. The U.S. Consumer
Price Index represents average annualized consumer inflation as calculated by the U.S. government. As investment in a money market fund is neither insured nor guaranteed by the U.S. government. Yield of other Fund classes vary due to different charges and expenses.


DELAWARE CASH RESERVE PERFORMANCE
--------------------------------------------------------------------------------------------------------
RETURNS THROUGH MARCH 31, 1998
                                                                                         March 31, 1998
                                    Lifetime     Ten Years    Five Years    One Year    Seven-Day Yield
--------------------------------------------------------------------------------------------------------
Class A (Est 6/30/78)                +7.66%       +5.22%       +4.16%        +4.88%          4.67%
--------------------------------------------------------------------------------------------------------
Consultant Class (Est. 3/10/88)      +7.51%       +4.96%       +3.90%        +4.62%          4.42%
--------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge           +3.63%                                  +3.84%          3.67%
    Including Sales Charge           +2.93%                                  -0.16%          3.67%
--------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge           +3.71%                                  +3.84%          3.67%
    Including Sales Charge           +3.71%                                  +2.84%          3.67%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND YIELD WILL FLUCTUATE. ALL PERFORMANCE REFLECTS REINVESTMENT OF DIVIDENDS. MONEY MARKET FUNDS STRIVE TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE. HOWEVER, THERE IS NO GUARANTEE THAT THIS GOAL WILL BE MET. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

CLASS A shares are available without sales charges or any 12b-1 fee. Consultant Class performance after March 31, 1988 reflects the impact of a 12b-1 fee.

CLASS B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

CLASS C shares are subject to a 1% annual distribution and service fee and will be subject to a deferred sales charge of up to 1% if redeemed within the first 12 months.

Delaware Cash Reserve Classes B and C are available only as part of an overall investment program using other Class B or Class C funds. Direct investment into Delaware Cash Reserve Class B may be made only when establishing a Wealth Builder plan. Lifetime performance excluding sales charge for Class B and C assumes investment was either not redeemed or that contingent sales charges did not apply.

4 for current income


FINANCIAL STATEMENTS

DELAWARE GROUP CASH RESERVE, INC. -
STATEMENT OF NET ASSETS
MARCH 31, 1998
------------------------------------------------------------------------------
                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER - 73.60%
FINANCIAL SERVICES - 36.37%
ABN-AMRO North American Finance
 5.38% 07/09/98 ................................   $10,000,000    $  9,852,050
ABN-AMRO North American Finance
 5.44% 08/25/98 ................................    10,000,000       9,779,378
Allianz of America Finance
 5.48% 04/02/98 ................................    10,000,000       9,998,478
Banc One Funding 5.53% 04/30/98 ................     9,061,000       9,020,595
Ciesco 5.45% 04/24/98 ..........................    11,500,000      11,459,958
Commonwealth Bank of Australia
 5.37% 07/29/98 ................................    10,000,000       9,822,492
Commonwealth Bank of Australia
 5.42% 09/15/98 ................................    10,000,000       9,748,433
Corporate Asset Funding 5.53% 04/15/98 .........    10,000,000       9,978,494
Fleet Funding 5.54% 04/24/98 ...................    10,000,000       9,964,606
Fleet Funding 5.54% 04/29/98 ...................     4,981,000       4,959,537
General Electric Capital
 5.35% 08/17/98 ................................     5,000,000       4,897,458
General Electric Capital
 5.41% 07/07/98 ................................    10,000,000       9,854,231
Greenwich Funding 5.51% 06/08/98 ...............    10,000,000       9,895,922
ING America Insurance Holdings
 5.53% 04/02/98 ................................    10,000,000       9,998,464
Lloyds Bank 5.64% 05/04/98 .....................    10,000,000       9,948,300
MetLife Funding 5.52% 04/27/98 .................     5,000,000       4,980,067
New York Life Capital 5.50% 06/11/98 ...........    10,000,000       9,891,528
Stanford University 5.49% 04/08/98 .............     6,000,000       5,993,595
Stanford University 5.60% 06/15/98 .............     5,000,000       4,941,667
Stanford University 5.62% 05/18/98 .............     4,400,000       4,367,716
Swiss Re Financial Products 5.43% 04/14/98 .....    10,000,000       9,980,392
Swiss Re Financial Products 5.48% 05/15/98 .....    10,000,000       9,933,022
USAA Capital 5.38% 06/18/98 ....................    10,000,000       9,883,433
Western Australian Treasury 5.49% 06/23/98 .....    10,000,000       9,873,425
                                                                  ------------
                                                                   209,023,241
                                                                  ------------
INDUSTRIAL - 19.05%
Campbell Soup 5.50% 05/11/98 ...................    10,000,000       9,938,889
Dupont (E.I.) De Nemours 5.33% 08/14/98 ........    10,000,000       9,800,125
Dupont (E.I.) De Nemours 5.54% 05/06/98 ........     9,000,000       8,951,525
Gillette 6.03% 04/01/98 ........................    25,000,000      25,000,000
Henkel 5.46% 07/23/98 ..........................     7,000,000       6,880,032
Henkel 5.50% 05/27/98 ..........................     4,000,000       3,965,778
Kaiser Foundation Hospital 5.57% 04/03/98 ......    10,000,000       9,996,906
Koch Industries 6.05% 04/01/98 .................    25,000,000      25,000,000
Vermont American 5.50% 05/06/98 ................    10,000,000       9,946,528
                                                                  ------------
                                                                   109,479,783
                                                                  ------------
MORTGAGE BANKERS & BROKERS - 18.18%
Bear Stearns 5.36% 07/14/98 ....................     5,000,000       4,922,578
Bear Stearns 5.50% 05/29/98 ....................    10,000,000       9,911,389
Bear Stearns 5.51% 06/05/98 ....................    10,000,000       9,900,514
Credit Suisse First Boston 5.45% 05/20/98 ......    10,500,000      10,422,110

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MORTGAGE BANKERS & BROKERS (CONTINUED)
Goldman Sachs Group 5.62% 08/04/98 .............   $ 5,000,000    $  4,902,431
Goldman Sachs Group 5.65% 05/11/98 .............    10,000,000       9,937,222
Goldman Sachs Group 5.65% 05/19/98 .............    10,000,000       9,924,667
Merrill Lynch 5.46% 05/21/98 ...................    10,000,000       9,924,167
Merrill Lynch 5.54% 05/15/98 ...................     5,000,000       4,966,144
Morgan (J.P.) 5.50% 06/22/98 ...................    10,000,000       9,874,722
Morgan Stanley, Dean Witter, Discover
 5.46% 05/18/98 ................................    10,000,000       9,928,717
Morgan Stanley, Dean Witter, Discover
 5.50% 06/11/98 ................................    10,000,000       9,891,528
                                                                  ------------
                                                                   104,506,189
                                                                  ------------
TOTAL COMMERCIAL PAPER .........................                   423,009,213
                                                                  ------------

CERTIFICATES OF DEPOSIT - 9.22%
ABN-AMRO North American, Chicago
 6.03% 06/11/98 ................................     5,000,000       5,000,084
Harris Trust and Savings Bank 5.54% 04/24/98 ...    10,000,000      10,000,000
Landesbank Hessen-Thuringen, New York
 5.94% 06/19/98 ................................     8,000,000       7,998,742
National Westminster Bank 5.94% 06/26/98 .......    10,000,000      10,003,078
Wilmington Trust 5.51% 06/11/98 ................     5,000,000       5,000,000
Wilmington Trust 5.58% 07/06/98 ................    10,000,000      10,000,000
Wilmington Trust 5.65% 02/08/99 ................     5,000,000       5,000,000
                                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT ..................                    53,001,904
                                                                  ------------
*FLOATING RATE NOTES - 8.79%
CS First Boston-Floating Rate Medium Term Note
 5.67% 07/22/98 ................................     5,000,000       5,000,000
Federal Home Loan Bank Floating Rate Note
 5.54% 02/26/99 ................................     4,000,000       3,998,223
Federal Home Loan Bank Floating Rate Note
 5.66% 10/23/98 ................................     4,000,000       4,000,000
Key Bank, New York Floating Rate Note
 5.69% 01/14/99 ................................     8,000,000       7,997,753
Key Bank, New York Floating Rate Note
 5.79% 10/02/98 ................................    11,500,000      11,503,162
Merrill Lynch Floating Rate Note
 5.76% 04/06/98 ................................    10,000,000      10,000,000
Student Loan Marketing Association Floating
 Rate Note 5.68% 11/12/98 ......................     8,000,000       8,000,000
                                                                  ------------
TOTAL FLOATING RATE NOTES ......................                    50,499,138
                                                                  ------------

SHORT-TERM TIME DEPOSITS - 12.63%
Bank of Scotland, New York, Cayman Islands
 6.00% 04/01/98 ................................    25,000,000      25,000,000
Den Danske Bank, New York, Cayman Islands
 6.00% 04/01/98 ................................    22,603,000      22,603,000
Deutsche Bank, Toronto 6.06% 04/01/98 ..........    25,000,000      25,000,000
                                                                  ------------
TOTAL SHORT-TERM TIME DEPOSITS .................                    72,603,000
                                                                  ------------
                                                            for current income 5

------------------------------------------------------------------------------
                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
------------------------------------------------------------------------------
MISCELLANEOUS INVESTMENTS - 1.39%
Northern Trust 5.96% 06/17/98 ..................    $8,000,000    $  7,999,355
                                                                  ------------
TOTAL MISCELLANEOUS INVESTMENTS ................                     7,999,355
                                                                  ------------
TOTAL MARKET VALUE OF SECURITIES - 105.63%
 (COST $607,112,610)** .........................                  $607,112,610
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (5.63%) ....................                   (32,374,735)
                                                                  ------------
NET ASSETS APPLICABLE TO 574,737,875 SHARES
 ($0.001 PAR VALUE) OUTSTANDING - 100.00% ......                  $574,737,875
                                                                  ============
NET ASSET VALUE - DELAWARE CASH RESERVE A CLASS
 ($524,477,075 / 524,477,075 SHARES) ...........                         $1.00
                                                                         =====
NET ASSET VALUE - DELAWARE CASH RESERVE B CLASS
 ($6,522,397 / 6,522,397 SHARES) ...............                         $1.00
                                                                         =====
NET ASSET VALUE - DELAWARE CASH RESERVE C CLASS
 ($3,701,732 / 3,701,732 SHARES) ...............                         $1.00
                                                                         =====
NET ASSET VALUE - DELAWARE CASH RESERVE CONSULTANT CLASS
 ($40,036,671 / 40,036,671 SHARES) .............                         $1.00
                                                                         =====
------------
 * For Floating Rate Notes, the interest rate shown is the rate as of March 31, 1998, and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
** Also cost for federal income tax purposes.

                             See accompanying notes

DELAWARE GROUP CASH RESERVE, INC. -
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME:
Interest .......................................                   $33,393,903
                                                                   -----------
EXPENSES:
Management fees ................................    $2,904,636
Dividend disbursing and transfer agent fees
 and expenses ..................................     1,668,590
Accounting and administration ..................       320,450
Distribution expense ...........................       195,711
Reports and statements to shareholders .........        87,452
Registration fees ..............................        70,030
Professional fees ..............................        41,950
Custodian fees .................................        29,475
Directors' fees ................................        21,624
Taxes (other than taxes on income) .............         2,420
Other ..........................................        72,924
                                                     ---------
                                                                     5,415,262
                                                                   -----------
NET INVESTMENT INCOME ..........................                    27,978,641
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...............................                   $27,978,641
                                                                   ===========
                             See accompanying notes

DELAWARE GROUP CASH RESERVE, INC. -
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                      3/31/98         3/31/97
------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.                          $   27,978,641  $   26,570,901
                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................     (26,242,787)    (25,574,118)
   B Class ...................................        (297,746)       (204,095)
   C Class ...................................        (109,751)        (31,607)
   Consultant Class ..........................      (1,328,357)       (761,081)
                                                --------------  --------------
                                                   (27,978,641)    (26,570,901)
                                                --------------  --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................   3,429,116,792   1,641,997,821
   B Class ...................................      65,522,239      26,424,821
   C Class ...................................      46,237,917       5,457,412
   Consultant Class ..........................     475,319,290     193,065,655
Net asset value of shares issued upon
   reinvestment of dividends from
   net investment income
   A Class ...................................      23,567,546      24,611,275
   B Class ...................................         227,339         186,993
   C Class ...................................          94,442          30,039
   Consultant Class ..........................       1,095,988         728,644
                                                --------------  --------------
                                                 4,041,181,553   1,892,502,660
                                                --------------  --------------
Cost of shares repurchased:
   A Class ...................................  (3,523,084,265) (1,657,217,020)
   B Class ...................................     (72,215,007)    (21,751,102)
   C Class ...................................     (45,429,174)     (2,992,976)
   Consultant Class ..........................    (459,846,745)   (190,670,002)
                                                --------------  --------------
                                                (4,100,575,191) (1,872,631,100)
                                                --------------  --------------
Increase (decrease) in net assets derived from
   capital share transactions ................     (59,393,638)     19,871,560
                                                --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS ........     (59,393,638)     19,871,560
                                                --------------  --------------
NET ASSETS:
Beginning of year ............................     634,131,513     614,259,953
                                                --------------  --------------
End of year ..................................  $  574,737,875  $  634,131,513
                                                ==============  ==============

                             See accompanying notes

6 for current income


DELAWARE GROUP CASH RESERVE, INC. -
FINANCIAL HIGHLIGHTS
MARCH 31, 1998
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                       DELAWARE CASH RESERVE A CLASS
                                                                   --------------------------------------------------------------
                                                                     YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                                       3/31/98     3/31/97     3/31/96     3/31/95     3/31/94
 Net asset value, beginning of period ..........................       $1.000      $1.000      $1.000      $1.000      $1.000

 Income from investment operations:
     Net investment income .....................................        0.048       0.045       0.049       0.039       0.023
                                                                     --------    --------    --------    --------    --------
     Total from investment operations ..........................        0.048       0.045       0.049       0.039       0.023
                                                                     --------    --------    --------    --------    --------
Less dividends and distributions:
    Dividends from net investment income .......................       (0.048)     (0.045)     (0.049)     (0.039)     (0.023)
                                                                     --------    --------    --------    --------    --------
    Total dividends and distributions ..........................       (0.048)     (0.045)     (0.049)     (0.039)     (0.023)
                                                                     --------    --------    --------    --------    --------

Net asset value, end of period .................................       $1.000      $1.000      $1.000      $1.000      $1.000
                                                                     ========    ========    ========    ========    ========

Total return ...................................................        4.88%       4.61%       5.01%       4.01%       2.28%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ....................     $524,477    $594,877    $585,485    $605,993    $699,112
    Ratio of expenses to average net assets ....................        0.88%       0.88%       0.95%       1.01%       1.00%
    Ratio of net investment income to average net assets .......        4.78%       4.52%       4.90%       3.91%       2.27%


                                                      DELAWARE CASH RESERVE B CLASS              DELAWARE CASH RESERVE C CLASS
                                             ----------------------------------------------   -----------------------------------
                                                                                   PERIOD                               PERIOD
                                                                                   5/2/94(1)                          11/29/95(2)
                                              YEAR ENDED  YEAR ENDED  YEAR ENDED     TO         YEAR ENDED YEAR ENDED     TO
                                               3/31/98     3/31/97     3/31/96     3/31/95       3/31/98    3/31/97    3/31/96
 Net asset value, beginning of period ........ $1.000      $1.000      $1.000      $1.000        $1.000     $1.000     $1.000

 Income from investment operations:
    Net investment income ....................  0.038       0.035       0.039       0.028         0.038      0.035      0.012
                                               ------     -------      ------      ------        ------     ------     ------
     Total from investment operations ........  0.038       0.035       0.039       0.028         0.038      0.035      0.012
                                               ------     -------      ------      ------        ------     ------     ------
 Less dividends and distributions:
    Dividends from net investment income ..... (0.038)     (0.035)     (0.039)     (0.028)       (0.038)    (0.035)    (0.012)
                                               ------     -------      ------      ------        ------     ------     ------
    Total dividends and distributions ........ (0.038)     (0.035)     (0.039)     (0.028)       (0.038)    (0.035)    (0.012)
                                               ------     -------      ------      ------        ------     ------     ------
Net asset value, end of period ............... $1.000      $1.000      $1.000      $1.000        $1.000     $1.000     $1.000
                                               ======     =======      ======      ======        ======     ======     ======

Total return(3) ..............................  3.84%       3.58%       3.97%       3.10%         3.84%      3.58%      1.24%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .. $6,522     $12,988      $8,127      $1,088        $3,702     $2,799       $304
    Ratio of expenses to average net assets ..  1.88%       1.88%       1.95%       2.01%         1.88%      1.88%      1.95%
    Ratio of net investment income to average
      net assets .............................  3.78%       3.52%       3.90%       2.91%         3.78%      3.52%      3.90%


----------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Does not include contingent deferred sale charge, which varies from 1-4% for Class B shares depending upon the holding period and 1% for Class C shares.

                                                            for current income 7
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     DELAWARE CASH RESERVE CONSULTANT CLASS
                                                                     ---------------------------------------------------------------
                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                        3/31/98      3/31/97      3/31/96      3/31/95      3/31/94
    Net asset value, beginning of period .........................      $1.000       $1.000       $1.000       $1.000       $1.000

    Income from investment operations:
        Net investment income ....................................       0.045        0.043        0.047        0.037        0.020
                                                                       -------      -------      -------      -------      -------
        Total from investment operations .........................       0.045        0.043        0.047        0.037        0.020
                                                                       -------      -------      -------      -------      -------
    Less dividends and distributions:
        Dividends from net investment income .....................      (0.045)      (0.043)      (0.047)      (0.037)      (0.020)
                                                                       -------      -------      -------      -------      -------
        Total dividends and distributions ........................      (0.045)      (0.043)      (0.047)      (0.037)      (0.020)
                                                                       -------      -------      -------      -------      -------
    Net asset value, end of period ...............................      $1.000       $1.000       $1.000       $1.000       $1.000
                                                                       =======      =======      =======      =======      =======

    Total return .................................................       4.62%        4.36%        4.75%        3.75%        2.04%

    Ratios and supplemental data:
         Net assets, end of period (000 omitted) .................     $40,037      $23,468      $20,344      $18,386      $22,561
         Ratio of expenses to average net assets .................       1.13%        1.13%        1.20%        1.26%        1.25%
         Ratio of net investment income to average net assets ....       4.53%        4.27%        4.65%        3.66%        2.02%


DELAWARE GROUP CASH RESERVE, INC. -
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
--------------------------------------------------------------------------------
Delaware Group Cash Reserve, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Cash Reserve A Class and the Cash Reserve Consultant Class have no sales charge. The Cash Reserve B Class carries a back-end deferred sales charge and the Cash Reserve C Class carries a level load deferred sales charge. The Fund's objective is to seek to provide current income by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

CLASS ACCOUNTING - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER - Expenses common to all funds within the Delaware Investments family of funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the investment manager, an annual fee which is calculated daily at the following rates: 0.50% of the first $500 million of average daily net assets of the Fund, 0.475% on the next $250 million, 0.45% on the next $250 million, 0.425% on the next $250 million, 0.375% on the next $250 million, 0.325% on the next $250 million, 0.3% on the next $250 million and 0.275% on the average daily net assets over $2 billion, less the fees paid to the unaffiliated directors. At March 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $121,080.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, accounting and transfer agent for the Fund. For the period ended March 31, 1998, the Fund expensed $1,668,590 for dividend disbursing and transfer agent services and $221,961 for accounting services.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Class.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

8 for current income

--------------------------------------------------------------------------------
3. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                YEAR ENDED       YEAR ENDED
                                                 3/31/98          3/31/97
                                              -------------    -------------
Shares sold:
   A Class ................................    3,429,116,792    1,641,997,821
   B Class ................................       65,522,239       26,424,821
   C Class ................................       46,237,917        5,457,412
   Consultant Class .......................      475,319,290      193,065,655

Shares issued upon reinvestment of
   dividends from net investment income:
   A Class ................................       23,567,546       24,611,275
   B Class ................................          227,339          186,993
   C Class ................................           94,442           30,039
   Consultant Class .......................        1,095,988          728,644
                                               -------------    -------------
                                               4,041,181,553    1,892,502,660
                                               -------------    -------------
Shares repurchased:
   A Class ................................   (3,523,084,265)  (1,657,217,020)
   B Class ................................      (72,215,007)     (21,751,102)
   C Class ................................      (45,429,174)      (2,992,976)
   Consultant Class .......................     (459,846,745)    (190,670,002)
                                               -------------    -------------
                                              (4,100,575,191)  (1,872,631,100)
                                               -------------    -------------
Net increase (decrease) ...................      (59,393,638)      19,871,560
                                               =============    =============

--------------------------------------------------------------------------------


DELAWARE GROUP CASH RESERVE, INC. -
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP CASH RESERVE, INC.

We have audited the accompanying statement of net assets of Delaware Group Cash Reserve, Inc. (the "Fund") as of March 31, 1998, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Cash Reserve, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 29, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE CASH RESERVE SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for Delaware Cash Reserve, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)

directors
& officers
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DELAWARE CASH RESERVE, AND THE DELAWARE INVESTMENTS FUND PERFORMANCE UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER. FOR A PROSPECTUS OF ANY OTHER MUTUAL FUND FROM DELAWARE INVESTMENTS, CONTACT YOUR FINANCIAL ADVISER OR DELAWARE.


FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


MONEY MARKET FUNDS STRIVE TO MAINTAIN A NET ASSET VALUE OF $1 A SHARE. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. YIELDS FLUCTUATE WITH MARKET CONDITIONS. THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(633)
AR-008[3/98]TKO5/98